UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015 (April 15, 2015)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perth House, Millenium Way,
Chesterfield, Derbyshire, United Kingdom, S41 8ND
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +44 124 626 3051

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Form 8-K/A of Mallinckrodt plc ("the Company"), which is filed on June 29, 2015, amends the Current Report on Form 8-K reporting for, amongst other things, the completion of the Company's previously announced acquisition of Compound Holdings II, Inc. ("Compound Holdings II"), the sole stockholder of Ikaria, Inc. ('"Ikaria") (the "Ikaria Acquisition"), which was originally filed with the Securities and Exchange Commission on April 17, 2015. This Form 8-K/A is being filed for the sole purpose of providing the financial statements and pro forma financial information required by Items 9.01(a)(1) and 9.01(b)(1) of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements are collectively filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference:

•
The audited consolidated balance sheet of Compound Holdings II as of December 31, 2014 and the related consolidated statements of operations, comprehensive loss, changes in stockholder's equity and cash flows for the year ended December 31, 2014, the Notes to Consolidated Financial Statements and the Independent Auditors' Report

•
The audited consolidated balance sheets of Ikaria as of December 31, 2014 (Successor balance sheet date) and 2013 (Predecessor balance sheet date), and the related consolidated statements of operations, comprehensive (loss) income, changes in stockholders' (deficit) equity and cash flows for the periods February 12, 2014 through December 31, 2014 (Successor Period) and January 1, 2014 through February 11, 2014 and the year ended December 31, 2013 (Predecessor Periods) and the Notes to Consolidated Financial Statements and Independent Auditors' Report

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Ikaria Acquisition, is furnished as Exhibit 99.2 and incorporated herin by reference:

•	Unaudited Pro Forma Condensed Combined Statement of Income for the fiscal year ended September 26, 2014;

•	Unaudited Pro Forma Condensed Combined Statement of Income for the three months ended December 26, 2014;

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 26, 2014; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Exhibit
23.1	Consent of KPMG LLP
99.1
Audited consolidated balance sheet of Compound Holdings II, Inc. as of December 31, 2014 and the related consolidated statements of operations, comprehensive loss, changes in stockholder's equity and cash flows for the year ended December 31, 2014, the notes to the financial statements and the auditor's report thereon and the audited consolidated balance sheets of Ikaria, Inc. as of December 31, 2014 (Successor balance sheet date) and 2013 (Predecessor balance sheet date), and the related consolidated statements of operations, comprehensive (loss) income, changes in stockholders' (deficit) equity and cash flows for the periods February 12, 2014 through December 31, 2014 (Successor Period) and January 1, 2014 through February 11, 2014 and the year ended December 31, 2013 (Predecessor Periods), the notes to the financial statements and the auditors' report thereon (incorporated by reference to Exhibit 99.3 of the Company's Current Report on Form 8-K filed on April 6, 2015).

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	June 29, 2015	By:	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of KPMG LLP
99.1
Audited consolidated balance sheet of Compound Holdings II, Inc. as of December 31, 2014 and the related consolidated statements of operations, comprehensive loss, changes in stockholder's equity and cash flows for the year ended December 31, 2014, the notes to the financial statements and the auditor's report thereon and the audited consolidated balance sheets of Ikaria, Inc. as of December 31, 2014 (Successor balance sheet date) and 2013 (Predecessor balance sheet date), and the related consolidated statements of operations, comprehensive (loss) income, changes in stockholders' (deficit) equity and cash flows for the periods February 12, 2014 through December 31, 2014 (Successor Period) and January 1, 2014 through February 11, 2014 and the year ended December 31, 2013 (Predecessor Periods), the notes to the financial statements and the auditors' report thereon (incorporated by reference to Exhibit 99.3 of the Company's Current Report on Form 8-K filed on April 6, 2015).

99.2	Unaudited Pro Forma Condensed Combined Financial Information.